Exhibit 10.17
SPRINT PCS ADVANTAGE AGREEMENT FOR BUSINESS

New Agreement
Renewal Agreement
CUSTOMER ACCOUNT INFORMATION	ROOT ACCOUNT NUMBER:
Customer’s Legal Name Vemics, Inc.	Federal Tax Identification Number: 13-4182867
Street Address (P.O. Box not acceptable) 523 Avalon Gardens Drive
City Nanuet	State New York	Zip 10954	Business Phone 845-371-7380	Email Address Fzolla@vemics.com
Primary Contact Fred Zolla			Primary Contact Employment Title CEO
City Nanuet	State New York	Zip 10954	Business Phone 845-371-7380	Email Address Fzolla@vemics.com
Business Type (check one)  Corporation  Partnership  Limited Liability Company/Partnership  Sole Proprietor  Other

1. TERM AND SERVICE INFORMATION

1.1
Term (check one):   12 months   24 months   27 months (including a three (3) -month Ramp Up Period) (defined as the "Term"). If no Term is checked, the Term is 27 months. This Agreement will be effective on the Effective Date as defined in the Standard Terms and Conditions.

1.2
Active Unit Commitment Level: ❑ 1-4 Active Units ❑ 5-24 Active Units ❑ 25+ Active Units. If no Active Unit Commitment Level is checked, the Active Unit Commitment Level is 5 Corporate-Liable Active Units. The Active Unit Commitment Level must include at least 5 Corporate-Liable Active Units.

13	Is this an Affiliate Market? ❑ Yes ❑ No If yes, name of Affiliate Market
1.4
Agreement. This Sprint PCS Advantage Agreement and any addenda, including the attached Sprint PCS Service Plan Addendum (collectively the "Agreement"), establish the terms and conditions governing Sprint's provision of the Sprint PCS Services over the Nationwide Sprint PCS® Network. Sprint Spectrum L.P. provides the Sprint PCS Products and Services listed in this Agreement. This Agreement and any information concerning its pricing, terms, and conditions are Sprint's proprietary information and are governed by the Sprint Standard Terms and Conditions for Communication Services ("Standard Terms and Conditions"). Sprint PCS Services are subject to the Standard Terms and Conditions, the Wireless Services Product Annex ("Product Terms and Conditions"), and, if applicable, any other wireless product or service-specific terms and conditions, all of which are incorporated into this Agreement as posted at www.sprint.com/ratesandconditions as of the date Customer signs this Agreement. All terms and conditions in this Agreement only refer to Active Units, Sprint PCS Services, and Sprint PCS Products operating on the Nationwide Sprint PCS® Network, unless otherwise specified. Customers purchasing 1-4 Active Units will not have access to the pricing in this Agreement beyond the Term.

1.5
Number Transfers. To the extent Customer wishes to port its current landline or wireless telephone, Customer gives consent to Sprint to proceed with the number portability request by signing this Agreement.

2.    CUSTOMER ACKNOWLEDGMENTS

To become effective, this Agreement must be: (a) signed by an authorized Customer representative; and (b) signed by a Sprint officer or authorized designee. If Customer continues to receive Sprint PCS Services after expiration or termination of this Agreement, Sprint may provide the Sprint PCS Services on a month-to-month basis subject to the terms, conditions and pricing in this Agreement or at standard list pricing subject to the then-current Standard Terms and Conditions and Product Terms and Conditions, unless either party provides 30 days advance written notice to terminate.

Authorized Customer Signature:                                                                                                           Title:                          Date:
For Sprint Solutions, Inc. Signature:                                                                                                     Title:                          Date:

SPRINT BUSINESS REPRESENTATIVE USE ONLY
Sprint Representative Name Don Kanarr	Rep Phone Number 201-891-5667	P2K Market Code	ASI Market Code
Sprint Retail Store Number (if applicable)	Pre-sale Credit Check Number	Corporate Liable Node Number	Employee Liable Node Number
Notes:
Sprint Partner Program:  Use appropriate submission forms, contact your Indirect Channel manager with questions.
Third Party Nationals:  Use appropriate submission forms, contact your Indirect Channel Manager with questions.

SPRINT PCS ADVANTAGE AGREEMENT FOR BUSINESS

SPRINT PCS SERVICE PLAN ADDENDUM

1. INTRODUCTION

1.1 Sprint PCS Services. This Sprint PCS Service Plan Addendum ("SPA") sets out the Sprint PCS Service Business Plans and pricing available to Customer. Capitalized terms not defined in the SPA have the meanings set out in the Agreement, Standard Terms and Conditions, or Product Terms and Conditions.

1.2 Sprint PCS Affiliate Markets. Prices may not apply if Corporate-Liable Active Units are activated in Sprint PCS Affiliate Markets.
2. SPRINT NATIONWIDE VOLUME PROGRAM DISCOUNT

2.1
The Nationwide Volume Program discount applies to eligible MRCs and is only available for Active Units using Sprint PCS Service activated on the Nationwide Sprint PCS® Network under this Agreement. To participate in the Nationwide Volume Program, Customer must agree to a 24- or 27-month (includes a three (3) month Ramp Up Period) Term and must have and maintain at least 5 Corporate-Liable Active Units at all times during the Term of the Agreement. Customer's Nationwide Volume Program discount, described in the table below, is a percentage discount off the Net MRCs charged to Customer for Corporate-Liable Active Units on (1) the Business Plans, and (2) any other MRC, unless otherwise noted in the MRC description. Net MRCs means the base MRC listed before taxes and other charges and after calculation of all other discounts, rebates, service credits or any such similar credits. The Nationwide Volume Program discount does not apply to overage, usage-based or other charges.

2.2
Active Unit Commitment Level and Nationwide Volume Program Discount. On the Effective Date, Customer warrants and represents that its selected Active Unit Commitment Level (specified below) is a good faith estimate of the number of Active Units that will be activated under Customer's Sprint account hierarchy initially or during the Ramp Up Period (if any) and maintained throughout the Term of the Agreement. If the Corporate-Liable Active Units and Individual-Liable Active Units aggregated together (only after the initial 5 Corporate-Liable Active Units) are not equal to or greater than the selected Active Unit Commitment Level initially or by the end of the Ramp Up Period (if any), Sprint may reduce the discount Customer and Employees received initially or during the Ramp Up Period (if any) for the remaining Term. If Customer met the Active Unit Commitment Level listed in the table below initially or at the end of the Ramp Up Period (if any) but fails to maintain that Active Unit Commitment Level at any time during the remaining term, Sprint also may reduce the discount Customer and Employees received during the Ramp Up Period for the remaining Term.

Active Unit Commitment Level	Nationwide Volume Program Discount on Corporate-Liable Active Units	Nationwide Volume Program Discount on Individual-Liable Active Units
 5-24	5%	5%
 25+	8%	5%

3. SPRINT PCS VOICE AND DATA PLANS FOR BUSINESS
3.1 Sprint Business Essentials® with 7.PM. Plan
	Business Essentials 400	Business Essentials 1000	Business Essentials 1400	Business Essentials 2000	Business Essentials 3000	Business Essentials 4000
MRC	$39.99	$59.99	$79.99	$99.99	$149.99	$199.99
Anytime Minutes	400	1000	1400	2000	3000	4000
Anytime Minutes Overage	$0.40/minute	$0.40/minute	$0.40/minute	$0.40/minute	$0.40/minute	$0.40/minute
Mobile to Mobile	Included	Included	Included	Included	Included	Included
Unlimited Nights & Weekends starting at 7 pm	Included	Included	Included	Included	Included	Included
Shared Minutes	Included	Included	Included	Included	Included	Included
Nationwide Long Distance	Included	Included	Included	Included	Included	Included
Roaming	Included	Included	Included	Included	Included	Included
Caller ID &Voice Mail	Included	Included	Included	Included	Included	Included

SPRINT PCS ADVANTAGE AGREEMENT FOR BUSINESS

3.2           Sprint Free Incoming Plans
	Sprint Free Incoming 300	Sprint Free Incoming 500	Sprint Free Incoming 800	Sprint Free Incoming 1000
MRC	$49.99	$59.99	$79.99	$99.99
Anytime Minutes	300	500	800	1000
Incoming Minutes	Unlimited	Unlimited	Unlimited	Unlimited
Unlimited Night & Weekend Minutes Starting at 9pm	Included	Included	Included	Included
Mobile to Mobile	Included	Included	Included	Included
Nationwide Long Distance	Included	Included	Included	Included
Anytime Minutes Overage	$0.45/minute	$0.45/minute	$0.45/minute	$0.45/minute
Shared Minutes	Not Available	Not Available	Not Available	Not Available
Domestic Voice Roaming	Included	Included	Included	Included
Domestic Voice Roaming Long Distance	Included	Included	Included	Included
Caller ID and Voicemail	Included	Included	Included	Included

3.3           Sprint PCS Connection Card Plans
MRC	$39.99	$79.99
Data Services in Megabytes ("MB")	40MB	Unlimited
Overage per kilobyte	$0.001/KB	Not Applicable
Monthly Maximum Charge (KBs of usage become unlimited after the maximum during the monthly usage period)	$99.99	Not Applicable
Voice Calls, including long distance (if card is capable)	$0.20/minute	$0.20/minute

Note 1 -
All pricing and available MBs are the same whether Corporate-Liable Active Units use the wireless high speed data network or the Sprint PCS Vision 1xRTT network. Wireless high speed data coverage is not available everywhere and requires a wireless high speed data-compatible connection card. Where the wireless high speed data network is available and a wireless high speed data-compatible connection card is used, Corporate-Liable Active Units will first attempt to connect to the wireless high speed data network, then default to the Sprint PCS Vision 1 xRTT network depending on coverage and network availability.

4.
HANDSET ACTIVATION DISCOUNTS. New activations are eligible for the national device discount and upgrade policies. Certain wireless devices may qualify for an additional instant discount upon activation. For details on the eligible wireless devices, contact your Sprint Account Representative.

5.
WIRELESS MINIMUM SERVICE TERM REQUIREMENT. Wireless Services require a minimum service term ("Minimum Service Term") that begins on the wireless device purchase date and ends twenty four (24) months later. Service terminations before the end of the Minimum Service Term are subject to a $200 early termination fee per terminated Corporate-Liable Active Unit in addition to any other service charges that apply to the terminated unit. Corporate-Liable Active Units activated under superseded agreements will remain subject to the early termination fee until expiration of the original Minimum Service Term.

6.
ACTIVATION FEES. A nonrefundable activation fee of $36 will apply to each activated Customer account. Activation fees for Individual-Liable Active Units are governed by Sprint's consumer subscriber agreement.

SPRINT PCS ADVANTAGE AGREEMENT FOR BUSINESS

7.  ELECTRONIC BILLING PRODUCTS

7.1
The following electronic billing products are offered if Customer maintains at least 5 Corporate-Liable Active Units throughout the Term of the Agreement.  Customer must comply with the Electronic Invoice Reporting and Analytics Product Annex, which is incorporated into this Agreement as posted to www.sprint.com/ratesandconditions as of the date Customer signs the Agreement.  Each electronic billing product provides Corporate-Liable Active Unit call detail record (“CDR”) information.  The MRCs are as follows:

ELECTRONIC BILLING PRODUCTS	Invoice Date	Summary Date	MRC	One-time Set-up Fee
eBilling & Analysis	3 months	12 months	$35	$200
Electronic Bill Transfer (EBT)	2 months	Not Applicable	Not Applicable	Not Applicable
Electronic Data Interchange (EDI)	1 month	Not Applicable	Not Applicable	Not Applicable
7.2
Customer may choose 1 electronic billing product, or eBilling & analysis and either EDI or EBT.  Customer may not choose the EDI and EBT products together.  Spring reserves the right to, upon 30 days prior written notice, migrate Customer to an updated or successor version of the selected electronic billing product, or if none exists, an entirely new electronic billing product.

7.3
Customer may choose to receive a summary invoice (without CDR information) or a remittance invoice at no additional charge.  If Customer chooses to receive a detailed paper invoice along with an electronic billing product, the following MRCs will apply.

CORPORATE-LIABLE ACTIVE UNITS	MRC
5-500	$100
500+	$250

SPRINT PCS ADVANTAGE AGREEMENT FOR BUSINESS

❑ New Agreement
❑ Renewal Agreement

CUSTOMER ACCOUNT INFORMATION ROOT ACCOUNT NUMBER:
Customer's Legal Name Vemics, Inc.				Federal Tax Identification Number: 13-4182867
Street Address (P.O. Box not acceptable) 523 Avalon Gardens Drive
City Nanuet	State New York	Zip 10954	Business Phone 845-371-7380	Email Address Fzolla@vemics.com
Primary Contact Fred Zolla			Primary Contact Employment Title CEO
City Nanuet	State NY	Zip 10954	Business Phone 845-371-7380	Email Address Fzolla@vemics.com
Business Type (check one) ❑Corporation ❑ Partnership ❑ Limited Liability Company/Partnership❑ Sole Proprietor

1. TERM AND SERVICE INFORMATION
1.1 Term (check one): ❑ 12 months ❑ 24 months ❑ 27 months (including a three (3) -month Ramp Up Period) (defined a the "Term"). If no Term is checked, the Term is 27 months. This Agreement will be effective on the Effective Date as defines in the Standard Terms and Conditions.

1.2 Active Unit Commitment Level: ❑ 1-4 Active Units ❑ 5-24 Active Units 114 25+ Active Units. If no Active Unit Commitment Level is checked, the Active Unit Commitment Level is 5 Corporate-Liable Active Units. The Active Unit Commitment Level must include at least 5 Corporate-Liable Active Units.

1.3 Is this an Affiliate Market? ❑ Yes ❑ No If yes, name of Affiliate Market

1.4 Agreement. This Sprint PCS Advantage Agreement and any addenda, including the attached Sprint PCS Service Plan Addendum (collectively the "Agreement"), establish the terms and conditions governing Sprint's provision of the Sprint PCS Services over the Nationwide Sprint PCS40 Network. Sprint Spectrum L.P. provides the Sprint PCS Products and Service listed in this Agreement. This Agreement and any information concerning its pricing, terms, and conditions are Sprint: proprietary information and are governed by the Sprint Standard Terms and Conditions for Communication Services ("Standard Terms and Conditions"). Sprint PCS Services are subject to the Standard Terms and Conditions, the Wireless Services Product Annex ("Product Terms and Conditions"), and, if applicable, any other wireless product or service-specific terms am conditions, all of which are incorporated into this Agreement as posted at www.sprint.com/ratesandconditions as of the date Customer signs this Agreement. All terms and conditions in this Agreement only refer to Active Units, Sprint PCS Services and Sprint PCS Products operating on the Nationwide Sprint PCS Network, unless otherwise specified. Customers purchasing 1-4 Active Units will not have access to the pricing in this Agreement beyond the Term.

1.5 Number Transfers. To the extent Customer wishes to port its current landline or wireless telephone, Customer gives wizen to Sprint to proceed with the number portability request by signing this Agreement.

2.  CUSTOMER ACKNOWLEDGMENTS
To become effective, this Agreement must be: (a) signed by an authorized Customer representative; and (b) signed by a Sprint officer or authorized designee. If Customer continues to receive Sprint PCS Services after expiration or termination of this Agreement, Sprint may provide the Sprint PCS Services on a month-to-month basis subject to the terms. conditions and pricing it this Agreement or at standard list pricing subject to the then-current Standard Terms and Conditions and Product Terms am Conditions, unless either party provides 30 days advance written notice to terminate.

Authorized Customer Signature: /s/ Fred Zolla                                                  Title: CEO                      Date: 5/10/07
For Sprint Solutions, Inc. Signature: /s/ Don Kanarr                                         Title:                               Date:

SPRINT REPRESENTATIVE USE ONLY
Sprint Representative Name Don Kanarr	Rep Phone Number 201-891-5667	P2K Market Code	ASI Market Code
Sprint Retail Store Number (if applicable)	Pre-sale Credit Check Number	Corporate Liable Node Number	Employee Liable Node Number
Notes:
Sprint Partner Program:   Use appropriate submission forms, contact your Indirect Channel Manager with questions
Third Party Nationals:  Use appropriate submission forms, contact your Indirect Channel Manager with questions.